Acquisition	9 Months Ended
Sep. 30, 2024
Visionful [Member]
Business Acquisition [Line Items]
Acquisition

Note 7 – Visionful Acquisition

On February 4, 2022, the Company completed the acquisition of substantially all of the assets of Visionful, which offered a smart parking solution for transit providers, as well as commercial companies, hospitals, airports, universities and municipalities who are looking to better understand their parking usage and manage parking efficiency. Visionful was purchased for $282,662 in cash and 48,844 shares of Class A common stock.

IPG [Member]
Business Acquisition [Line Items]
Acquisition

Note 8 – IPG Acquisition

On July 8, 2022, the Company completed the acquisition of IPG, an internet of things (“IoT”) cybersecurity company. IPG produced the award-winning GearBox IoT security tool. GearBox combines a durable appliance with simple execution to allow industrial operators the insight they need to secure their infrastructure. GearBox provides cybersecurity and performance metrics to some of the nation’s most critical infrastructure including utilities, commercial buildings, healthcare and transportation. The acquisition added an important new layer of cybersecurity to the Company’s rapidly expanding physical and cybersecurity platform.

The purchase agreement (“Purchase Agreement”) provided for a purchase price of $250,000 and a minimum of 187,500 and up to a maximum of 3,583,334 warrants for Class A common stock at a strike price of $2.16 per share depending on whether certain performance metrics set forth in the Purchase Agreement were met. These metrics were not met as of September 30, 2024, and 625,000 warrants vested upon completion of the acquisition.